Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Julian Sluyters, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





June 29, 2004                                  /s/Julian Sluyters
                                               Julian Sluyters
                                               Chief Executive Officer
                                               Scudder Emerging Markets
                                               Growth Fund, Scudder Greater
                                               Europe Growth Fund, Scudder
                                               Latin America Fund, Scudder
                                               Pacific Opportunities Fund, a
                                               series of Scudder
                                               International Fund, Inc.


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





June 29, 2004                                   /s/Charles A. Rizzo
                                                Charles A. Rizzo
                                                Chief Financial Officer
                                                Scudder Emerging Markets
                                                Growth Fund, Scudder Greater
                                                Europe Growth Fund, Scudder
                                                Latin America Fund, Scudder
                                                Pacific Opportunities Fund, a
                                                series of Scudder
                                                International Fund, Inc.